UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2018, AGNC Investment Corp. (the “Company”) filed a new automatic shelf registration statement on Form S-3ASR (No. 333-225628) (the “Registration Statement”). Concurrently with the filing of the Registration Statement, the Company’s existing “at the market” common stock issuance program under its prior automatic shelf registration statement terminated. Also on June 14, 2018, the Company implemented a new “at the market” program by entering into separate Sales Agreements (each a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Cantor Fitzgerald & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (each, an “Agent” and collectively, the “Agents”). Under the terms of the Sales Agreements, the Company may offer and sell up to $1,000,000,000 aggregate offering price of shares of its common stock (the “Shares”), par value $0.01 per share (“Common Stock”), from time to time to or through any of the Agents, acting as agent and/or principal.
Sales of the Shares, if any, may be made in any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the Nasdaq Global Select Market or on any other existing trading market for the Company's Common Stock. Under the Sales Agreements, any Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. The compensation payable to each Agent for sales of Shares pursuant to its Sales Agreement will be up to 2.0% of the gross sales price for any Shares sold through it as sales agent under the applicable Sales Agreement.
Shares sold under the Sales Agreements, if any, will be issued pursuant to the Company’s Registration Statement, including the prospectus, dated June 14, 2018, and the prospectus supplement, dated June 14, 2018, as the same may be amended or supplemented.
The offering of Shares pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of all the Shares subject to the Sales Agreements or (2) the termination of the Sales Agreements by the Agents or the Company upon 10 days’ notice. The form of the Sales Agreements is filed as Exhibit 1.1 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Sales Agreements filed herewith as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

On June 14, 2018, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale from time to time to or through the Agents of up to $1,000,000,000 aggregate offering price of shares of Common Stock pursuant to the Sales Agreements. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
(d) Exhibits.

Exhibit No.	Description

1.1	Form of Sales Agreement
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: June 14, 2018	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary